Exhibit 99.1

FOR IMMEDIATE RELEASE:	January 22, 2015

SIMMONS FIRST ANNOUNCES 47% INCREASE IN CORE EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced record core earnings of $11.4 million for the fourth quarter of 2014, an increase of $3.6 million, or 47%, compared to the same quarter last year. Diluted core earnings per share were $0.64, an increase of $0.16. Core earnings exclude $1.2 million in net after-tax earnings. Adjusted for the non-core items, net income was $12.6 million for the fourth quarter of 2014, an increase of $8.9 million, or 234%, compared to the same quarter last year.

Year-to-date core earnings were $38.7 million, an increase of $11.1 million, or 40%, compared to 2013. Year-to-date diluted core earnings per share were $2.29, an increase of $0.60, or 36%. Year-to-date net income was $35.7 million, an increase of $12.5 million, or 54%, compared to 2013. Year-to-date diluted earnings per share were $2.11, an increase of $0.69, or 49%.

“We are pleased with our ability to integrate our acquisitions and continue to make good progress with our efficiency initiatives, both in revenue enhancement and in expense control,” commented George A. Makris, Jr., Chairman and CEO.

Loans

Total loans, including those acquired, were $2.7 billion at December 31, 2014, an increase of $333 million, or 13.8%, compared to the same period in 2013. Legacy loans (all loans excluding acquired loans) grew $311 million, or 17.9%. Acquired loans increased by $22 million, net of discounts.

Deposits

At December 31, 2014, total deposits were $3.9 billion, an increase of $163 million, or 4.4%, compared to the same period in 2013. Total non-time deposits totaled $2.9 billion, or 75% of total deposits.

Net Interest Income

The Company’s net interest income for the fourth quarter of 2014 was $47.4 million, an increase of $7.8 million, or 19.6%, from the same period of 2013. This increase was driven by growth in the legacy loan portfolio and earning assets acquired through the Metropolitan and Delta Trust transactions. Net interest margin was 4.65% for the quarter ended December 31, 2014, a 5 basis point decline from the same quarter of 2013. Included in interest income for both periods was the additional yield accretion recognized as a result of updated estimates of the cash flows of the acquired loans. Each quarter, the Company estimates the cash flows expected to be collected from the acquired loans, and adjustments may or may not be required. The cash flows estimate has increased based on payment histories and reduced loss expectations of the loans. This resulted in increased interest income recognized during the quarter on certain loans and interest income that is spread on a level-yield basis over the remaining expected lives of loan pools. The increases in expected cash flows also reduce the amount of expected reimbursements under the loss sharing agreements with the FDIC, which are recorded as indemnification assets.

P.O. BOX 7009    501 MAIN STREET     PINE BLUFF, ARKANSAS 71611-7009   (870) 541-1000       www.simmonsfirst.com

The impact of the adjustments on the Company’s financial results for the current reporting period is shown below:

(In thousands)	Three Months Ended December 31		Twelve Months Ended December 31
	2014	2013	2014	2013
Impact on net interest income	$8,185	$8,802	$26,400	$18,905
Non-interest income	(2,971)	(8,371)	(20,540)	(18,106)
Net impact to pre-tax income	$5,214	$431	$5,860	$799

Because these adjustments will be recognized over the remaining lives of the loans and the remainder of the loss sharing agreements, respectively, they will impact future periods as well. The current estimate of the remaining accretable yield adjustment that will positively impact interest income is $17.0 million and the remaining adjustment to the indemnification assets that will reduce non-interest income is $10.6 million. Of the remaining adjustments, we expect to recognize $9.1 million of interest income and a $7.9 million reduction of non-interest income, for a net increase to pre-tax income of approximately $1.2 million during 2015. The accretable yield adjustments recorded in future periods will change as the Company continues to evaluate expected cash flows from the acquired loans.

Non-Interest Income

Non-interest income for the fourth quarter was $21.5 million, an increase of $13.8 million compared to the fourth quarter of 2013. Losses on FDIC covered assets decreased $5.0 million primarily due to lower indemnification asset amortization. Included in non-interest income were $4.6 million in gains from the sale of branch facilities that were closed as part the integration of Metropolitan. The remaining increase in non-interest income was primarily due to additional trust income, service charge and fee income and mortgage lending income resulting from a full quarter impact of the Metropolitan and Delta Trust acquisitions.

Non-Interest Expense

Non-interest expense for the fourth quarter of 2014 was $47.0 million, an increase of $5.3 million compared to the same period in 2013. Included in the quarter were $1.2 million of various merger related costs for the Company’s acquisition of Delta Trust. During the fourth quarter of 2013, the Company recorded $6.4 million in merger related costs for acquisition of Metropolitan, resulting in a decrease in merger related expenses of $5.2 million. The Company recorded $2.5 million during the quarter for one-time compensation related accruals and change-in-control payments. The Company also funded an endowment for the Simmons First Foundation with a $1.0 million contribution. OREO write-downs resulted in an $833 increase in expense compared to the previous year.  The remaining increase in non-interest expense was primarily due to incremental operating expenses of the acquired Metropolitan and Delta Trust locations.

Asset Quality

Beginning in 2010, the Company has acquired loans and foreclosed real estate (“OREO”) through FDIC-assisted acquisitions. Through the loss share provisions of the purchase and assumption agreements, the FDIC agreed to reimburse the Company for 80% of the losses incurred on the disposition of covered loans and OREO. The acquired loans and OREO and any related FDIC loss share indemnification asset were presented in the Company's financial reports with a carrying value equal to the discounted net present value of expected future proceeds. At December 31, 2014, acquired loans covered by loss share were carried at $107 million, OREO covered by loss share was carried at $12 million and the FDIC loss share indemnification asset was carried at $23 million. Acquired loans and OREO not covered by loss share were carried at $576 million and $33 million, respectively. As a result of using the discounted net present value method of valuing these assets, and due to the significant protection against possible losses provided by the FDIC loss share indemnification, all acquired assets, with the exception of OREO not covered by loss share, are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

“It is important to remember that the acquired non-covered loans are protected by a credit mark and the acquired covered loans are protected by a credit mark and 80% loss coverage by the FDIC,” explained Makris. “At December 31, 2014, the allowance for loan losses was $29.0 million on legacy loans and $1.0 million on covered loans, and the loan credit mark was $77.2 million, for a total of $107.2 million of coverage. This equates to a total coverage ratio of 3.8% of gross loans. The ratio of credit mark and related allowance to acquired loans was 10.3%.” The Company's allowance for loan losses at December 31, 2014, was 1.41% of total loans and 223% of non-performing loans. Non-performing loans as a percent of total loans were 0.63%. Non-performing assets decreased $4.8 million from the previous quarter to $58.0 million. For 2014, the year-to-date net charge-off ratio, excluding credit cards, was 0.20%, and the year-to-date credit card charge-off ratio was 1.27%.

Capital

At December 31, 2014, stockholders' equity was $494 million, book value per share was $27.38 and tangible book value per share was $20.15. The Company's ratio of stockholders' equity to total assets was 10.7% and its ratio of tangible common equity to tangible assets was 8.1%.

Simmons First National Corporation

Simmons First National Corporation is an Arkansas based financial holding company with total assets of $4.6 billion and conducting financial operations throughout Arkansas, Kansas and Missouri. The Company's common stock trades on the NASDAQ Global Select Market under the symbol "SFNC".

Conference Call

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, January 22, 2015. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 61558218. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward Looking Statements

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Executive Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended (Unaudited)	Dec 31 2014	Sep 30 2014	Jun 30 2014	Mar 31 2014	Dec 31 2013
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$54,347	$73,554	$44,805	$48,018	$69,827
Interest bearing balances due from banks	281,562	210,742	377,855	474,118	469,553
Federal funds sold	-	10,000	-	-	-
Cash and cash equivalents	335,909	294,296	422,660	522,136	539,380
Investment securities - held-to-maturity	777,587	822,730	799,963	776,615	745,688
Investment securities - available-for-sale	305,283	317,473	270,336	264,974	212,277
Mortgage loans held for sale	21,265	22,003	20,409	16,717	9,494
Assets held in trading accounts	6,987	6,819	6,881	6,865	8,978
Loans:
Legacy loans	2,053,721	1,963,378	1,868,842	1,779,609	1,742,638
Allowance for loan losses	(29,028)	(27,076)	(27,530)	(26,983)	(27,442)
Loans acquired, not covered by FDIC loss share
(net of discount)	575,980	676,056	398,967	450,289	515,644
Loans acquired, covered by FDIC loss share
(net of discount and allowance)	106,933	118,158	121,524	137,879	146,653
Net loans	2,707,606	2,730,516	2,361,803	2,340,794	2,377,493
FDIC indemnification asset	22,663	25,694	30,508	39,239	48,791
Premises and equipment	122,966	115,639	113,541	111,888	119,614
Premises held for sale	6,126	15,856	14,145	23,779	19,466
Foreclosed assets not covered by FDIC loss share	44,856	50,770	53,342	57,476	64,820
Foreclosed assets covered by FDIC loss share	11,793	15,212	16,951	18,171	20,585
Interest receivable	16,774	18,006	14,254	15,102	15,654
Bank owned life insurance	77,592	75,357	61,115	60,714	60,384
Goodwill	108,095	108,095	78,529	78,529	78,906
Other intangible assets	22,526	22,988	14,094	14,519	14,972
Other assets	55,326	49,768	47,310	49,129	46,598
Total assets	$4,643,354	$4,691,222	$4,325,841	$4,396,647	$4,383,100

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$889,260	$884,064	$838,543	$838,050	$718,438
Interest bearing transaction accounts and savings deposits	2,006,271	1,984,422	1,784,040	1,793,330	1,862,618
Time deposits less than $100,000	530,890	565,957	559,597	589,798	611,729
Time deposits greater than $100,000	434,297	474,472	459,545	485,870	504,782
Total deposits	3,860,718	3,908,915	3,641,725	3,707,048	3,697,567
Federal funds purchased and securities sold
under agreements to repurchase	110,586	112,977	98,226	104,643	107,887
Other borrowings	114,682	123,396	115,602	116,970	117,090
Subordinated debentures	20,620	20,620	20,620	20,620	20,620
Accrued interest and other liabilities	42,429	41,309	35,533	40,694	36,104
Total liabilities	4,149,035	4,207,217	3,911,706	3,989,975	3,979,268

Stockholders' equity:
Common stock	181	180	163	163	162
Surplus	156,568	155,592	90,010	89,274	88,095
Undivided profits	338,906	330,185	325,371	319,354	318,577
Accumulated other comprehensive loss
Unrealized depreciation on AFS securities	(1,336)	(1,952)	(1,409)	(2,119)	(3,002)
Total stockholders' equity	494,319	484,005	414,135	406,672	403,832
Total liabilities and stockholders' equity	$4,643,354	$4,691,222	$4,325,841	$4,396,647	$4,383,100

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2014	2014	2014	2014	2013
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$54,485	$50,980	$44,671	$68,770	$50,473
Interest bearing balances due from banks	299,054	288,258	456,931	507,936	428,551
Federal funds sold	6,486	6,794	985	385	2,616
Cash and cash equivalents	360,025	346,032	502,587	577,091	481,640
Investment securities - held-to-maturity	806,069	810,085	782,900	749,126	657,736
Investment securities - available-for-sale	318,879	300,927	265,194	223,203	220,292
Mortgage loans held for sale	17,241	24,942	15,299	6,668	6,666
Assets held in trading accounts	6,848	6,841	6,850	7,212	8,881
Loans:
Legacy loans	2,008,550	1,917,155	1,817,429	1,719,294	1,734,469
Allowance for loan losses	(28,474)	(27,470)	(27,287)	(27,771)	(27,806)
Loans acquired, not covered by FDIC loss share
(net of discount)	620,505	481,658	418,515	505,031	261,577
Loans acquired, covered by FDIC loss share
(net of discount and allowance)	111,618	119,372	128,099	142,777	145,742
Net loans	2,712,199	2,490,715	2,336,756	2,339,331	2,113,982
FDIC indemnification asset	24,457	28,311	35,940	46,154	57,587
Premises and equipment	117,018	115,577	112,994	119,626	87,310
Premises held for sale	6,794	12,521	21,142	19,514	212
Foreclosed assets not covered by FDIC loss share	48,745	51,097	55,304	63,453	50,680
Foreclosed assets covered by FDIC loss share	13,964	16,073	18,330	19,901	22,529
Interest receivable	17,738	15,743	15,076	14,882	15,707
Bank owned life insurance	76,578	63,798	60,895	60,552	60,209
Goodwill	109,837	88,590	78,529	78,901	60,804
Other intangible assets	17,748	15,321	14,299	14,765	5,526
Other assets	50,566	52,234	48,583	45,458	33,324
Total assets	$4,704,706	$4,438,807	$4,370,678	$4,385,837	$3,883,085

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$895,470	$828,340	$823,552	$735,101	$665,644
Interest bearing transaction accounts and savings deposits	2,010,827	1,869,095	1,810,436	1,854,510	1,620,244
Time deposits less than $100,000	545,986	555,837	577,856	601,046	517,603
Time deposits greater than $100,000	458,117	457,489	472,009	495,574	409,361
Total deposits	3,910,400	3,710,761	3,683,853	3,686,231	3,212,852
Federal funds purchased and securities sold
under agreements to repurchase	117,661	108,357	101,537	115,018	98,359
Other borrowings	121,691	117,664	116,082	117,588	108,693
Subordinated debentures	20,620	20,620	20,620	20,620	20,620
Accrued interest and other liabilities	38,869	38,950	34,637	36,967	33,117
Total liabilities	4,209,241	3,996,352	3,956,729	3,976,424	3,473,641
Total stockholders' equity	495,465	442,455	413,949	409,413	409,444
Total liabilities and stockholders' equity	$4,704,706	$4,438,807	$4,370,678	$4,385,837	$3,883,085

Simmons First National Corporation					SFNC
Consolidated Statement of Income - Quarter-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2014	2014	2014	2014	2013
(in thousands, except per share data)
INTEREST INCOME
Loans	$45,248	$40,082	$38,622	$40,131	$38,614
Federal funds sold	13	12	2	1	5
Investment securities	5,325	4,717	4,766	4,549	3,951
Mortgage loans held for sale	188	269	168	69	72
Assets held in trading accounts	4	3	5	5	6
Interest bearing balances due from banks	167	132	279	279	251
TOTAL INTEREST INCOME	50,945	45,215	43,842	45,034	42,899
INTEREST EXPENSE
Time deposits	1,470	1,461	1,515	1,577	1,479
Other deposits	872	771	720	692	646
Federal funds purchased and securities
sold under agreements to repurchase	61	55	31	53	55
Other borrowings	992	996	988	1,010	929
Subordinated debentures	160	160	160	157	161
TOTAL INTEREST EXPENSE	3,555	3,443	3,414	3,489	3,270
NET INTEREST INCOME	47,390	41,772	40,428	41,545	39,629
Provision for loan losses	3,607	1,128	1,602	908	1,084
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	43,783	40,644	38,826	40,637	38,545
NON-INTEREST INCOME
Trust income	2,182	1,838	1,553	1,537	1,608
Service charges on deposit accounts	6,552	6,238	6,792	6,068	5,497
Other service charges and fees	1,083	808	859	823	703
Mortgage lending income	1,457	1,812	1,262	810	916
Investment banking income	451	284	154	181	421
Credit card fees	5,653	5,769	5,801	5,643	5,053
Bank owned life insurance income	727	411	377	330	347
Gain on sale of securities, net	(12)	(18)	38	-	42
Net (loss) gain on assets covered by FDIC loss share agreements	(3,013)	(3,744)	(6,268)	(7,370)	(7,988)
Other income	6,424	2,637	4,820	1,176	1,118
TOTAL NON-INTEREST INCOME	21,504	16,035	15,388	9,198	7,717
NON-INTEREST EXPENSE
Salaries and employee benefits	25,126	20,892	20,982	22,464	19,933
Occupancy expense, net	2,494	3,204	3,285	3,890	2,544
Furniture and equipment expense	2,732	2,363	2,215	2,014	2,257
Other real estate and foreclosure expense	1,395	1,864	375	873	562
Deposit insurance	724	877	1,085	668	620
Merger related costs	1,214	3,628	1,354	1,272	6,413
Other operating expenses	13,293	11,526	10,546	13,370	9,349
TOTAL NON-INTEREST EXPENSE	46,978	44,354	39,842	44,551	41,678
NET INCOME BEFORE INCOME TAXES	18,309	12,325	14,372	5,284	4,584
Provision for income taxes	5,669	3,537	4,464	932	798
NET INCOME	$12,640	$8,788	$9,908	$4,352	$3,786
BASIC EARNINGS PER SHARE	$0.72	$0.52	$0.61	$0.27	$0.23
DILUTED EARNINGS PER SHARE	$0.72	$0.52	$0.60	$0.27	$0.23

Simmons First National Corporation					SFNC
Consolidated Statement of Income - Year-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2014	2014	2014	2014	2013
(in thousands, except per share data)
INTEREST INCOME
Loans	$164,082	$118,834	$78,753	$40,131	$128,171
Federal funds sold	27	16	3	1	19
Investment securities	19,357	14,032	9,315	4,549	13,300
Mortgage loans held for sale	695	506	237	69	467
Assets held in trading accounts	17	13	10	5	29
Interest bearing balances due from banks	857	691	558	279	1,127
TOTAL INTEREST INCOME	185,035	134,092	88,876	45,034	143,113
INTEREST EXPENSE
Time deposits	6,022	4,552	3,091	1,577	5,938
Other deposits	3,057	2,185	1,414	692	2,461
Federal funds purchased and securities
sold under agreements to repurchase	269	194	84	53	219
Other borrowings	3,986	2,995	1,998	1,010	3,001
Subordinated debentures	637	477	317	157	644
TOTAL INTEREST EXPENSE	13,971	10,403	6,904	3,489	12,263
NET INTEREST INCOME	171,064	123,689	81,972	41,545	130,850
Provision for loan losses	7,245	3,638	2,510	908	4,118
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	163,819	120,051	79,462	40,637	126,732
NON-INTEREST INCOME
Trust income	7,111	4,929	3,091	1,537	5,842
Service charges on deposit accounts	25,650	19,098	12,860	6,068	18,815
Other service charges and fees	3,574	2,490	1,684	823	2,997
Mortgage lending income	5,342	3,885	2,074	810	4,592
Investment banking income	1,070	620	336	181	1,811
Credit card fees	22,866	17,213	11,444	5,643	17,833
Bank owned life insurance income	1,843	1,117	705	330	1,319
Gain on sale of securities, net	8	20	38	-	(151)
Net (loss) gain on assets covered by FDIC loss share agreements	(20,316)	(17,303)	(13,639)	(7,370)	(16,188)
Other income	15,044	8,619	5,984	1,176	3,746
TOTAL NON-INTEREST INCOME	62,192	40,688	24,577	9,198	40,616
NON-INTEREST EXPENSE
Salaries and employee benefits	89,210	64,338	43,447	22,464	74,078
Occupancy expense, net	12,833	10,338	7,155	3,890	10,034
Furniture and equipment expense	9,325	6,592	4,229	2,014	7,623
Other real estate and foreclosure expense	4,507	3,112	1,248	873	1,337
Deposit insurance	3,354	2,630	1,753	668	2,482
Merger related costs	7,470	6,255	2,627	1,272	6,376
Other operating expenses	49,022	35,492	23,923	13,370	32,882
TOTAL NON-INTEREST EXPENSE	175,721	128,757	84,382	44,551	134,812
NET INCOME BEFORE INCOME TAXES	50,290	31,982	19,657	5,284	32,536
Provision for income taxes	14,602	8,933	5,396	932	9,305
NET INCOME	$35,688	$23,049	$14,261	$4,352	$23,231
BASIC EARNINGS PER SHARE	$2.11	$1.40	$0.88	$0.27	$1.42
DILUTED EARNINGS PER SHARE	$2.11	$1.39	$0.87	$0.27	$1.42

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2014	2014	2014	2014	2013
($ in thousands)
Tier 1 capital
Stockholders' equity	$494,319	$482,642	$414,135	$406,672	$403,832
Trust preferred securities, net allowable	20,000	20,000	20,000	20,000	20,000
Disallowed intangible assets, net of deferred tax	(112,545)	(109,698)	(74,003)	(74,477)	(75,501)
Unrealized loss on AFS securities	1,336	1,952	1,409	2,119	3,002

Total Tier 1 capital	403,110	394,896	361,541	354,314	351,333

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	2	-	47	42	45
Qualifying allowance for loan losses and
reserve for unfunded commitments	32,073	29,167	29,621	28,846	28,967

Total Tier 2 capital	32,075	29,167	29,668	28,888	29,012

Total risk-based capital	$435,185	$424,063	$391,209	$383,202	$380,345

Risk weighted assets	$3,002,270	$3,063,801	$2,652,474	$2,651,970	$2,697,630

Adjusted average assets for leverage ratio	$4,593,924	$4,331,488	$4,299,379	$4,315,279	$3,811,793

Ratios at end of quarter
Equity to assets	10.65%	10.29%	9.57%	9.25%	9.21%
Tangible common equity to tangible assets	8.06%	7.78%	7.59%	7.29%	7.23%
Tier 1 leverage ratio	8.77%	9.12%	8.41%	8.21%	9.22%
Tier 1 risk-based capital ratio	13.43%	12.89%	13.63%	13.36%	13.02%
Total risk-based capital ratio	14.50%	13.84%	14.75%	14.45%	14.10%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2014	2014	2014	2014	2013
(in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$185,380	$175,822	$176,239	$172,609	$184,935
Student loans	-	-	398	24,415	25,906
Other consumer	103,402	105,508	105,998	104,185	98,851
Total consumer	288,782	281,330	282,635	301,209	309,692
Real Estate
Construction	181,968	163,364	163,412	168,147	146,458
Single-family residential	455,563	436,925	417,187	402,588	392,285
Other commercial	714,797	681,848	653,734	644,772	626,333
Total real estate	1,352,328	1,282,137	1,234,333	1,215,507	1,165,076
Commercial
Commercial	291,820	249,186	233,510	186,303	164,329
Agricultural	115,658	145,157	111,567	72,239	98,886
Total commercial	407,478	394,343	345,077	258,542	263,215
Other	5,133	5,568	6,796	4,351	4,655
Total Loans	$2,053,721	$1,963,378	$1,868,841	$1,779,609	$1,742,638

(1) Excludes all acquired loans, including those covered by FDIC loss share agreements.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$418,914	$455,827	$449,201	$425,616	$395,198
Mortgage-backed securities	29,743	30,954	32,204	33,323	34,425
State and political subdivisions	328,310	335,329	317,938	317,056	315,445
Other securities	620	620	620	620	620
Total held-to-maturity	777,587	822,730	799,963	776,615	745,688
Available-for-Sale
U.S. Treasury	$3,992	$3,991	$3,994	$3,981	$3,985
U.S. Government agencies	272,816	280,321	238,411	231,949	178,217
Mortgage-backed securities	1,572	32	1,958	1,833	1,891
State and political subdivisions	6,540	8,903	6,920	7,367	7,861
FHLB stock	5,126	5,623	4,966	5,168	6,002
Other securities	15,237	18,603	14,087	14,676	14,321
Total available-for-sale	305,283	317,473	270,336	264,974	212,277
Total investment securities	$1,082,870	$1,140,203	$1,070,299	$1,041,589	$957,965
Fair value - HTM investment securities	$780,534	$823,446	$802,597	$771,114	$731,705

Investment Securities - QTD Average
Taxable securities	$782,062	$781,685	$722,084	$649,329	$583,389
Tax exempt securities	342,886	329,327	326,010	323,000	294,639
Total investment securities - QTD average	$1,124,948	$1,111,012	$1,048,094	$972,329	$878,028

Simmons First National Corporation					SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2014	2014	2014	2014	2013
($ in thousands)
LOANS
Legacy loans	$2,053,721	$1,963,378	$1,868,841	$1,779,609	$1,742,638
Allowance for loan losses (legacy loans)	(29,028)	(27,076)	(27,530)	(26,983)	(27,442)
Legacy loans (net of allowance)	2,024,693	1,936,302	1,841,311	1,752,626	1,715,196
Loans acquired, not covered by FDIC loss share	621,020	733,914	445,515	495,915	566,895
Credit discount	(45,040)	(57,858)	(46,548)	(45,626)	(51,251)
Loans acquired, not covered (net of discount)	575,980	676,056	398,967	450,289	515,644
Loans acquired, covered by FDIC loss share	140,038	154,183	163,775	188,755	209,459
Credit discount	(32,151)	(36,025)	(42,251)	(50,876)	(62,806)
Allowance for loan losses (acquired covered loans)	(954)	-	-	-	-
Loans acquired, covered (net of discount and allowance)	106,933	118,158	121,524	137,879	146,653
Net loans	$2,707,606	$2,730,516	$2,361,802	$2,340,794	$2,377,493

Loan Coverage Ratios
Allowance for loan losses to legacy loans	1.41%	1.38%	1.47%	1.52%	1.57%

Discount for credit losses on loans acquired, not covered,
to total loans acquired, not covered, plus discount for
credit losses on loans acquired, not covered	7.25%	7.88%	10.45%	9.20%	9.04%

Discount for credit losses on loans acquired, covered,
to total loans acquired, covered, plus discount for
credit losses on loans acquired, covered	23.64%	23.37%	25.80%	26.95%	29.98%

Total allowance and credit coverage	3.81%	4.24%	4.69%	5.01%	5.62%

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2014	2014	2014	2014	2013
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$27,076	$27,530	$26,983	$27,442	$27,533
Loans charged off
Credit cards	859	788	725	816	841
Other consumer	781	648	426	148	428
Real estate	200	534	1,144	1,035	255
Commercial	310	474	186	82	133
Total loans charged off	2,150	2,444	2,481	2,081	1,657

Recoveries of loans previously charged off
Credit cards	220	190	215	271	226
Other consumer	94	122	133	121	166
Real estate	56	379	1,062	308	78
Commercial	125	171	16	14	12
Total recoveries	495	862	1,426	714	482
Net loans charged off	1,655	1,582	1,055	1,367	1,175
Provision for loan losses	3,607	1,128	1,602	908	1,084
Balance, end of quarter	$29,028	$27,076	$27,530	$26,983	$27,442

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans
Real estate	$10,152	$9,374	$8,166	$8,075	$4,799
Commercial	1,481	1,174	1,110	1,054	495
Consumer	405	664	877	883	967
Total nonaccrual loans	12,038	11,212	10,153	10,012	6,261
Loans past due 90 days or more
Government guaranteed student loans	-	-	323	1,965	2,264
Other loans	961	713	757	517	687
Total loans past due 90 days or more	961	713	1,080	2,482	2,951
Total non-performing loans	12,999	11,925	11,233	12,494	9,212
Other non-performing assets
Foreclosed assets held for sale	11,803	13,167	16,745	17,357	19,361
Acquired foreclosed assets held for sale, not covered
by FDIC loss share agreements	33,053	37,603	36,597	40,119	45,459
Other non-performing assets	97	72	80	60	75
Total other non-performing assets	44,953	50,842	53,422	57,536	64,895
Total non-performing assets	$57,952	$62,767	$64,655	$70,030	$74,107
Performing TDRs (troubled debt restructurings)	$2,233	$2,234	$2,776	$8,655	$9,497

Ratios (1) (2)
Allowance for loan losses to total loans	1.41%	1.38%	1.47%	1.52%	1.57%
Allowance for loan losses to non-performing loans	223%	227%	245%	216%	298%
Non-performing loans to total loans	0.63%	0.61%	0.60%	0.70%	0.53%
Non-performing assets (including performing TDRs)
to total assets	1.30%	1.39%	1.56%	1.79%	1.91%
Non-performing assets to total assets	1.25%	1.34%	1.49%	1.59%	1.69%
Non-performing assets to total assets
(excluding Gov't guaranteed student loans)	1.25%	1.34%	1.49%	1.55%	1.64%
Annualized net charge offs to total loans	0.33%	0.33%	0.23%	0.32%	0.27%
Annualized net credit card charge offs to
total credit card loans	1.41%	1.31%	1.14%	1.20%	1.31%
Annualized net charge offs to total loans
(excluding credit cards)	0.22%	0.22%	0.13%	0.22%	0.14%
Past due loans >30 days (excluding nonaccrual)	0.48%	0.33%	0.34%	0.61%	0.57%
Past due loans >30 days (excluding nonaccrual)
(excluding Gov't guaranteed student loans)	0.48%	0.33%	0.32%	0.45%	0.41%

(1) Excludes all acquired loans, including those covered by FDIC loss share agreements, except for their inclusion in total assets.
(2) Excludes acquired foreclosed assets covered by FDIC loss share agreements, except for their inclusion in total assets.

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2014	2014	2014	2014	2013

ASSETS

Earning Assets
Interest bearing balances due from banks	0.22%	0.18%	0.24%	0.22%	0.23%
Investment securities	2.49%	2.29%	2.47%	2.60%	2.44%
Mortgage loans held for sale	4.33%	4.28%	4.40%	4.20%	4.29%
Assets held in trading accounts	0.23%	0.17%	0.29%	0.28%	0.27%
Loans, including acquired loans	6.55%	6.32%	6.55%	6.88%	7.16%
Total interest earning assets	4.98%	4.71%	4.69%	4.91%	5.08%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	0.17%	0.16%	0.16%	0.15%	0.16%
Time deposits	0.58%	0.57%	0.58%	0.58%	0.63%
Total interest bearing deposits	0.31%	0.31%	0.31%	0.31%	0.33%
Federal funds purchased and securities
sold under agreement to repurchase	0.21%	0.20%	0.12%	0.19%	0.22%
Other borrowings	3.23%	3.36%	3.41%	3.48%	3.39%
Subordinated debentures	3.08%	3.08%	3.11%	3.09%	3.10%
Total interest bearing liabilities	0.43%	0.44%	0.44%	0.44%	0.47%

NET INTEREST MARGIN/SPREAD

Net interest spread	4.55%	4.27%	4.25%	4.47%	4.61%
Net interest margin - quarter-to-date	4.65%	4.36%	4.34%	4.54%	4.70%
Net interest margin - year-to-date	4.47%	4.41%	4.44%	4.54%	4.21%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2014	2014	2014	2014	2013
($ in thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.72	$0.52	$0.60	$0.27	$0.23
Core earnings (excludes nonrecurring items) (non-GAAP)	11,387	10,684	9,153	7,482	7,749
Diluted core earnings per share (non-GAAP)	0.64	0.63	0.56	0.46	0.48
Cash dividends declared per common share	0.22	0.22	0.22	0.22	0.21
Cash dividends declared - amount	3,965	3,954	3,589	3,575	3,403
Return on average stockholders' equity	10.12%	7.88%	9.60%	4.31%	3.67%
Return on tangible equity	14.00%	10.62%	12.72%	5.94%	4.51%
Return on average assets	1.07%	0.79%	0.91%	0.40%	0.39%
Net interest margin (FTE)	4.65%	4.36%	4.34%	4.54%	4.70%
FTE adjustment - investments	1,744	1,695	1,687	1,682	1,442
FTE adjustment - loans	7	7	8	10	17
Amortization of intangibles	565	454	452	453	192
Amortization of intangibles, net of taxes	343	276	275	275	117
Average shares outstanding	18,031,669	16,873,504	16,318,003	16,270,149	16,210,480
Average earning assets	4,195,250	3,956,032	3,892,202	3,861,632	3,466,530
Average interest bearing liabilities	3,274,902	3,129,062	3,098,540	3,204,356	2,774,880

YEAR-TO-DATE
Diluted earnings per share	$2.11	$1.39	$0.87	$0.27	$1.42
Core earnings (excludes nonrecurring items) (non-GAAP)	38,706	27,319	16,635	7,482	27,612
Diluted core earnings per share (non-GAAP)	2.29	1.65	1.02	0.46	1.69
Cash dividends declared per common share	0.88	0.66	0.44	0.22	0.84
Cash dividends declared - amount	15,083	11,118	7,164	3,575	13,707
Return on average stockholders' equity	8.11%	7.30%	6.95%	4.31%	5.33%
Return on tangible equity	10.99%	9.82%	9.33%	5.94%	6.36%
Return on average assets	0.80%	0.70%	0.65%	0.40%	0.64%
Net interest margin (FTE)	4.47%	4.41%	4.44%	4.54%	4.21%
FTE adjustment - investments	6,808	5,064	3,369	1,682	4,900
FTE adjustment - loans	32	25	18	10	51
Amortization of intangibles	1,979	1,359	905	453	601
Amortization of intangibles, net of taxes	1,203	826	550	275	365
Average shares outstanding	16,878,766	16,489,429	16,294,208	16,270,149	16,339,335
Average diluted shares outstanding	16,922,026	16,532,689	16,336,901	16,309,868	16,352,167
Average earning assets	3,975,903	3,903,290	3,876,918	3,861,632	3,224,094
Average interest bearing liabilities	3,176,716	3,143,984	3,151,446	3,204,356	2,551,653

END OF PERIOD
Book value per share	$27.38	$26.82	$25.36	$24.93	$24.89
Tangible book value per share	20.15	19.72	19.69	19.23	19.10
Shares outstanding	18,052,488	17,992,261	16,331,341	16,311,263	16,226,256
Full-time equivalent employees	1,338	1,397	1,281	1,321	1,343
Total number of ATM's	124	129	120	120	157
Total number of financial centers	109	113	104	104	131
Parent company only - investment in subsidiaries	522,841	516,801	449,591	453,067	452,688
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2014	2014	2014	2014	2013
(in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$12,640	$8,788	$9,908	$4,352	$3,786
Nonrecurring items
Gain on sale of merchant services	-	-	(1,000)	-	-
Merger related costs	1,218	3,628	1,354	1,272	6,413
Change-in-control payments	885	-	-	-	-
Branch right sizing	(4,221)	(705)	(2,011)	3,878	108
Charter consolidation costs	42	196	414	-	-
Tax effect (1)	824	(1,223)	488	(2,020)	(2,558)
Net nonrecurring items	(1,252)	1,896	(755)	3,130	3,963
Core earnings (non-GAAP)	$11,388	$10,684	$9,153	$7,482	$7,749

Diluted earnings per share	$0.72	$0.52	$0.60	$0.27	$0.23
Nonrecurring items
Gain on sale of merchant services	-	-	(0.06)	-	-
Merger related costs	0.07	0.21	0.08	0.08	0.40
Change-in-control payments	0.05	-	-	-	-
Branch right sizing	(0.24)	(0.04)	(0.12)	0.24	0.01
Charter consolidation costs	-	0.01	0.03	-	-
Tax effect (1)	0.04	(0.07)	0.03	(0.13)	(0.16)
Net nonrecurring items	(0.08)	0.11	(0.04)	0.19	0.25
Diluted core earnings per share (non-GAAP)	$0.64	$0.63	$0.56	$0.46	$0.48

YEAR-TO-DATE
Net Income	$35,688	$23,049	$14,261	$4,352	$23,231
Nonrecurring items
Gain on sale of merchant services	(1,000)	(1,000)	(1,000)	-	-
Merger related costs	7,472	6,254	2,626	1,272	6,376
Change-in-control payments	885	-	-	-	-
Loss on sale of securities	-	-	-	-	193
Branch right sizing	(3,059)	1,162	1,867	3,878	641
Charter consolidation costs	652	610	414	-	-
Tax effect (1)	(1,931)	(2,745)	(1,533)	(2,020)	(2,829)
Net nonrecurring items	3,019	4,281	2,374	3,130	4,381
Core earnings (non-GAAP)	$38,707	$27,330	$16,635	$7,482	$27,612

Diluted earnings per share	$2.11	$1.39	$0.87	$0.27	$1.42
Nonrecurring items
Gain on sale of merchant services	(0.06)	(0.06)	(0.06)	-	-
Merger related costs	0.44	0.37	0.16	0.08	0.39
Change-in-control payments	0.05	-	-	-	-
Loss on sale of securities	-	-	-	-	0.01
Branch right sizing	(0.16)	0.08	0.12	0.24	0.04
Charter consolidation costs	0.04	0.04	0.03	-	-
Tax effect (1)	(0.13)	(0.17)	(0.10)	(0.13)	(0.17)
Net nonrecurring items	0.18	0.26	0.15	0.19	0.27
Diluted core earnings per share (non-GAAP)	$2.29	$1.65	$1.02	$0.46	$1.69

(1) Effective tax rate of 39.225%